                                                                   EXHIBIT 10.10


                     CONFIRMATORY SECOND AMENDMENT TO LEASE

         Reference is hereby made to a Lease dated June 21, 1988, as amended (the "Lease") by and between James H. Mitchell, Trustee of New Providence Realty Trust, as Lessor ("Lessor"), and ImmunoGen, Inc. as Lessee ("Lessee").

         Whereas Lessor and Lessee intend to make certain changes in the Lease,

         Now, therefore, in consideration of the mutual conditions and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. The size of the Premises now consists of 27,650 square feet, and all references thereto in the Lease shall be so amended.

         2. The term of the Lease is hereby extended for the period beginning July 1, 1997 and ending on June 30, 2000.

         3. Lessee shall have the right to extend this Lease for one 3-year period by notifying Lessor in writing at least 120 days before the Expiration Date of Lessee's election to extend the Lease Term. The Extension Term shall commence immediately after the original Expiration Date set forth in paragraph 2 herein. All other terms and conditions of the Lease shall remain in full force and effect, except as provided herein.

         4. The Yearly Fixed Base Rent during the term set forth in paragraph 2 herein shall be $214,287.50, payable in monthly installments of $17,857.29. The Yearly Fixed Base Rent during the Extension Term shall be $248,850, payable in monthly installments of $20,737.50.

         5. Tenant's Pro-Rata share of Operating Costs and Real Estate Taxes, subject to adjustment as provided in the Lease, shall be paid monthly in advance together with Fixed Base Rent, as follows:

                   Real Estate Taxes         $23,382.70/year            $2,115.22/month
                   Operating Costs           $21,152.25/year            $1,762.68/month

Executed as a sealed instrument this 17th day of September 1997.

LESSOR:  New Providence Realty Trust  LESSEE:  ImmunoGen, Inc.

By:  /s/James H. Mitchell              By:  /s/Kathleen A.Carroll
   -------------------------------          ------------------------------------
     James H. Mitchell, Trustee             Kathleen A. Carroll, Vice President
     and not individually                   Finance and Administration,
                                            duly authorized